UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 15, 2003

Unizan Financial Corp.

(Exact name of Registrant as Specified in Charter)

Ohio	0-13270	34-1442295
(State or other Jurisdiction of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

220 Market Avenue South, Canton, Ohio	44702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (330) 438-1118

(Former Name or Former Address, if changed since last report)

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits

c) Exhibits

99.1    Text of Unizan Financial Corp. release dated October 15, 2003

Item 9.        Regulations FD Disclosure

Canton, Ohio, October 15, 2003 – Unizan Financial Corp. (NASDAQ: UNIZ), will release third quarter 2003 financial results on Monday, October 27, 2003 before trading begins on Nasdaq. Additionally, executive management of the company will discuss the results during a conference call scheduled to begin at 1:00 p.m. (ET) that day.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2003	UNIZAN FINANCIAL CORP.

By: /S/ JAMES J. PENNETTI

Its: EVP & Chief Financial Officer